FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT


         THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT is entered into as of the 16th day of March, 1998, by and between DENAMERICA CORP., a Georgia corporation ("Seller"), OLAJUWON HOLDINGS, INC., a Texas corporation ("Buyer"), and AKINOLA OLAJUWON.

                                    RECITALS

         A. The parties hereto entered into an Asset Purchase Agreement dated as of January 27, 1998 (the "Asset Purchase Agreement").

         B. The parties wish to make certain amendments to the Asset Purchase Agreement in accordance with this First Amendment.


                                    AGREEMENT

                  1. Additional Restaurants. Restaurants designated by Seller as unit numbers 6345, 6431 and 6432 (the "Additional Restaurants") shall be added to the restaurants to be sold by Seller to Buyer pursuant to the Asset Purchase Agreement and, in this regard, Schedule A to the Asset Purchase Agreement shall be replaced by Schedule A hereto which includes the Additional Restaurants.

                  2. Waiver of Lease Extension. Seller shall not be required to obtain an extension of the terms of the respective leases for the Additional Restaurants.

                  3. Closing Date. Section 13 of the Asset Purchase Agreement is hereby deleted in its entirety and replaced with the following:

                           The  closing  (the  "Closing")  under this  Agreement
                  shall take place at the offices of the Buyer's lender in New York, New York (or such other place as mutually agreed upon by the parties hereto) on March 25, 1998, (the "Closing Date").

                  4. Real Estate Leases. Notwithstanding any provision of the Asset Purchase Agreement to the contrary, the parties hereto acknowledge and agree that the execution and delivery of the Asset Purchase Agreement and the consummation of the transactions contemplated by the Asset Purchase Agreement do not result in the assignment of all of the Leases and that Seller's right to use and possession of the Premises subject to the Leases, save and except with respect to eleven Restaurants, will be subleased to the Buyer in accordance with the terms of the Master Sublease Agreement.

                  5. Transition Services Agreement. The parties hereby agree that the Buyer and Seller will not enter into the Transition Services Agreement and that all references to the Transition Services Agreement in the Asset Purchase Agreement are hereby deleted.

                  6. Stock Pledge Agreement. The parties hereby agree that they shall not enter into the Stock Pledge Agreement and that all references to the Stock Pledge Agreement in the Asset Purchase Agreement are hereby deleted.

                  7. Definitions. Unless defined herein, all capitalized terms shall have the meanings set forth in the Asset Purchase Agreement.

                  8. Effect of Amendment. Except as expressly amended pursuant to this First Amendment, the Asset Purchase Agreement shall remain in full force and effect.

                  9. Waiver. The restriction on the sale, pledge, transfer, or assignment of Restaurants set forth in Section 19.10 of the Asset Purchase Agreement is hereby waived.


         IN WITNESS WHEREOF, the parties have executed and delivered this First Amendment as of the date first above written.



                                     BUYER:

                                     OLAJUWON HOLDINGS, INC.,
                                     a Texas corporation


                                     By: /s/ Akinola S. Olajuwon
                                       ----------------------------------
                                     Akinola S. Olajuwon, President


                                     SHAREHOLDER:


                                     /s/ Akinola S. Olajuwon
                                     ------------------------------------
                                     AKINOLA OLAJUWON

                                     SELLER:

                                     DENAMERICA CORP., a Georgia corporation


                                     By: /s/ Robert J. Gentz
                                       ----------------------------------
                                     Its: Executive Vice President
                                        ---------------------------------
                                       2